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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the use in this Amendment No. 1 to Registration Statement No. 333-43396 of X10 Wireless Technology, Inc. of our report dated July 28, 2000, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


                                          /s/ Deloitte & Touche LLP

Seattle, Washington
September 19, 2000